Exhibit 99.2

For Immediate Release

August 23, 2021

Pfizer to Acquire Trillium Therapeutics Inc.

Proposed acquisition strengthens Pfizer’s category leadership in Oncology with addition of next-generation, investigational immuno-therapeutics for hematological malignancies

Expands innovative pipeline, potentially enhancing growth in 2026-2030 and beyond

Pfizer to host analyst and investor call at 10:00 a.m. ET today with Pfizer Oncology executives

NEW YORK and CAMBRIDGE, Mass., Aug. 23, 2021 – Pfizer Inc. (NYSE: PFE) and Trillium Therapeutics Inc. (NASDAQ/TSX: TRIL) today announced that the companies have entered into a definitive agreement under which Pfizer will acquire Trillium, a clinical stage immuno-oncology company developing innovative therapies for the treatment of cancer. Under the terms of the agreement, Pfizer will acquire all outstanding shares of Trillium not already owned by Pfizer for an implied equity value of $2.26 billion, or $18.50 per share, in cash.  This represents a 118% premium to the 60-day weighted average price for Trillium.

Trillium’s portfolio includes biologics that are designed to enhance the ability of patients’ innate immune system to detect and destroy cancer cells. Its two lead molecules, TTI-622 and TTI-621, block the signal-regulatory protein α (SIRPα)–CD47 axis, which is emerging as a key immune checkpoint in hematological malignancies. TTI-622 and TTI-621 are novel, potentially best-in-class SIRPα-Fc fusion proteins that are currently in Phase 1b/2 development across several indications, with a focus on hematological malignancies.

“Today’s announcement reinforces our commitment to pursue scientific breakthroughs with the addition of potentially best-in-class molecules to our innovative pipeline,” said Andy Schmeltz, Global President & General Manager, Pfizer Oncology. “The proposed acquisition of Trillium builds on our strong track record of leadership in Oncology, enhancing our hematology portfolio as we strive to improve outcomes for people living with blood cancers around the globe. Our deep experience in understanding the science of blood cancers, along with the diverse knowledge base we have developed across our growing hematology portfolio of eight approved and investigational therapies, provide us with a foundation to advance these important potential medicines to patients who need them.”

Hematological malignancies are cancers that affect the blood, bone marrow, and lymph nodes. This classification includes various types of leukemia, multiple myeloma, and lymphoma. More than 1 million people worldwide were diagnosed with a blood cancer in 2020, representing almost 6% of all cancer diagnoses globally. In 2020, more than 700,000 people worldwide died from a form of blood cancer.

“We’re delighted to announce Pfizer’s proposed acquisition of Trillium. Today’s announcement reflects Trillium’s potentially best in class SIRPα–CD47 status and contribution to immuno-oncology,” said Dr. Jan Skvarka, Chief Executive Officer of Trillium. “Trillium has the only known SIRPα–CD47 targeting molecules with clinically meaningful monotherapy responses as well as a strong basis for combination therapies, which is supported by preclinical evidence with a diverse set of therapeutic agents. With Pfizer’s global reach and deep capabilities, we believe our programs will advance more quickly to the patients we’ve always aspired to serve. We believe this is a good outcome for patients and our shareholders.”

In clinical studies to-date, TTI-622 and TTI-621 have demonstrated activity as monotherapy in relapsed or refractory lymphoid malignancies, including Diffuse Large B-cell Lymphoma (DLBCL), Peripheral T-cell lymphoma (PTCL), Follicular Lymphoma (FL), and other lymphoid malignancies. As of July 26, 2021, Phase 1 data for TTI-622 in 30 response-evaluable patients have shown deep and durable responses in heavily pretreated patients, including two complete responses (CRs), one lasting over 114 weeks, with responses ongoing. TTI-622 and TTI-621 are currently the only known CD47-targeted molecules that have demonstrated meaningful single agent activity and CRs in multiple hematological malignancies. Thus far, adverse events (AEs) reported with TTI-622 and TTI-621 have been manageable. Related Grade 3 and 4 AEs with TTI-622 were rare and limited to transient cytopenias. In particular, the molecules demonstrate minimal red blood cell binding and few reported cases of anemia, an observed risk with other CD47-targeted approaches. Further data are expected to be shared at a forthcoming medical conference.

“We are encouraged by the early clinical data for TTI-622 and TTI-621 monotherapy for patients with heavily pretreated lymphoid malignancies and early encouraging activity for TTI-622 in patients with multiple myeloma. Just as PD-1 and PD-L1 blockers have proven to be effective immuno-therapeutics for many solid tumors, the SIRPα-CD47 interaction defines a second key immune checkpoint for which disrupting agents are expected to become another important backbone immunotherapy for multiple types of cancer, especially hematological cancers,” said Chris Boshoff, MD, PhD, Chief Development Officer, Oncology, Pfizer Global Product Development. “Utilizing Pfizer’s leading research and global development capabilities, we plan to accelerate the clinical development of SIRPα fusion proteins as a potential new scientific breakthrough and explore combinations within our own portfolio and with innovative next-generation medicines for hematological malignancies.”

In September 2020, as part of the Pfizer Breakthrough Growth Initiative (PBGI), Pfizer invested $25 million in Trillium and Jeff Settleman, Senior Vice President and Chief Scientific Officer of Pfizer’s Oncology Research & Development Group, was named to Trillium’s Scientific Advisory Board. Established in June 2020, PBGI’s goal is to provide funding for scientific research as well as access to Pfizer’s experts to ensure the continuity of clinical programs that could be of potential strategic interest for Pfizer. Pfizer has committed to providing up to $500 million in total funding to the PBGI.

Additional Transaction Details

The proposed acquisition of Trillium is to be completed by way of a statutory plan of arrangement under the Business Corporations Act (British Columbia) and subject to customary closing conditions, including approval of 66⅔% of the votes cast by Trillium shareholders, voting together as one class, at a special meeting of Trillium and approval of 66⅔% of the votes cast by Trillium shareholders and warrant holders, voting together as one class, at a special meeting of Trillium. Completion of the acquisition is also subject to court and regulatory approval, as well as certain other closing conditions customary for transactions of this nature.

Pfizer’s financial advisors for the transaction are BofA Securities, Inc., with Ropes & Gray LLP and Norton Rose Fulbright Canada LLP acting as its legal advisors. Centerview Partners LLC served as Trillium’s financial advisor, while Goodwin Procter LLP and Baker McKenzie LLP (Canada) served as its legal advisors.

Pfizer Conference Call

Pfizer Inc. invites Pfizer investors and the general public to view and listen to a webcast of a live conference call with investment analysts at 10:00 a.m. ET on August 23, 2021.

To view and listen to the webcast visit Pfizer’s web site at www.pfizer.com/investors or directly at https://pfizer.rev.vbrick.com/#/event-registration/5f7171d1-5a93-48c1-ab0d-5d3c8ec3f168. Information on accessing and pre-registering for the webcast will be available at www.pfizer.com/investors beginning today. Participants are advised to pre-register in advance of the conference call.

You can listen to the conference call by dialing either (866) 419-2408 in the United States or Canada or (602) 563-8728 outside of the United States and Canada. The password is “PfizerOncology12.” Please join the call five minutes prior to the start time to avoid operator hold times.

The transcript and webcast replay of the call will be made available on Pfizer’s web site at www.pfizer.com/investors within 24 hours after the end of the live conference call and will be accessible for at least 90 days.

About SIRPα/CD47

Accumulating data suggest that the SIRPα–CD47 axis is a key immune checkpoint in hematologic malignancies, similar to the PD-L1 / PD-1 checkpoint for solid tumors. CD47 is a protein that is overexpressed in numerous cancer cells, and in general, high CD47 expression correlates with more aggressive disease and poorer clinical outcomes. SIRPα is an inhibitory receptor expressed on myeloid cells that binds to CD47, preventing the immune system from destroying cancer cells. Disruption of the CD47-SIRPα interaction has been proven to elicit tumor destruction through triggering of an innate immune response.

About Pfizer Oncology

At Pfizer Oncology, we are committed to advancing medicines wherever we believe we can make a meaningful difference in the lives of people living with cancer. Today, we have an industry-leading portfolio of 24 approved innovative cancer medicines and biosimilars across more than 30 indications, including breast, genitourinary, colorectal, blood and lung cancers, as well as melanoma.

About Pfizer: Breakthroughs That Change Patients’ Lives

At Pfizer, we apply science and our global resources to bring therapies to people that extend and significantly improve their lives. We strive to set the standard for quality, safety and value in the discovery, development and manufacture of health care products, including innovative medicines and vaccines. Every day, Pfizer colleagues work across developed and emerging markets to advance wellness, prevention, treatments and cures that challenge the most feared diseases of our time. Consistent with our responsibility as one of the world's premier innovative biopharmaceutical companies, we collaborate with health care providers, governments and local communities to support and expand access to reliable, affordable health care around the world. For more than 170 years, we have worked to make a difference for all who rely on us. We routinely post information that may be important to investors on our website at www.pfizer.com. In addition, to learn more, please visit us on www.pfizer.com and follow us on Twitter at @Pfizer and @Pfizer News, LinkedIn, YouTube and like us on Facebook at Facebook.com/Pfizer.

About Trillium Therapeutics

Trillium is an immuno-oncology company developing innovative therapies for the treatment of cancer. The company’s two clinical programs, TTI-622 and TTI-621, target CD47, a “don’t eat me” signal that cancer cells frequently use to evade the immune system.

For more information visit: www.trilliumtherapeutics.com.

DISCLOSURE NOTICE: The information contained in this release is as of August 23, 2021. Neither Pfizer nor Trillium assumes any obligation to update forward-looking statements contained in this release as the result of new information or future events or developments.

This release and the conference call contain forward-looking information about Trillium, Trillium’s lead molecules, TTI-622 and TTI-621, the proposed acquisition of Trillium by Pfizer, Pfizer’s oncology portfolio, growth potential and the Pfizer Breakthrough Growth Initiative (PBGI), including their potential benefits, that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Risks and uncertainties include, among other things, risks related to the satisfaction or waiver of the conditions to closing the proposed acquisition (including the failure to obtain necessary regulatory, court and Trillium shareholder approvals) in the anticipated timeframe or at all, including the possibility that the acquisition does not close; risks related to the ability to realize the anticipated benefits of the proposed acquisition, including the possibility that the expected benefits from the acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of Pfizer's common stock and/or operating results; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed acquisition; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; future business combinations or disposals; the uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; risks associated with interim data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from our clinical studies; whether and when drug applications may be filed in any jurisdictions for TTI-622 and TTI-621 or any other investigational products; whether and when any such applications may be approved by regulatory authorities, which will depend on myriad factors, including making a determination as to whether the product's benefits outweigh its known risks and determination of the product's efficacy and, if approved, whether TTI-622 and TTI-621 or any such other products will be commercially successful; decisions by regulatory authorities impacting labeling, manufacturing processes, safety and/or other matters that could affect the availability or commercial potential of TTI-622 and TTI-621 or any such other products; uncertainties regarding the ability of PBGI to identify investment candidates; uncertainties regarding the success of investments by PBGI; uncertainties regarding the impact of COVID-19; and competitive developments.

A further description of risks and uncertainties can be found in Pfizer’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Forward-Looking Information and Factors That May Affect Future Results”, as well as in its subsequent reports on Form 8-K, all of which are filed with the U.S. Securities and Exchange Commission (the “SEC”) and available at www.sec.gov and www.pfizer.com. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Trillium’s Annual Report on Form 10-K for the year ended December 31, 2020, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Trillium’s continuous disclosure filings, which are available at www.sec.gov and at www.sedar.com.

Additional Information

In connection with the proposed transaction, Trillium will file with the SEC and the Canadian Securities Administrators (the “CSA”) and mail or otherwise make available to its shareholders and warrant holders a proxy statement and management information circular (the “Proxy Statement”) regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, TRILLIUM’S SHAREHOLDERS AND WARRANT HOLDERS ARE URGED TO READ THE PROXY STATEMENT IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC AND THE CSA IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the Proxy Statement and other documents that Trillium files with the SEC and the CSA (when available) from the SEC’s website at www.sec.gov, from the CSA’s website at www.sedar.com and from Trillium’s website at www.trilliumtherapeutics.com. Trillium and its directors, executive officers and employees may be deemed, under SEC and Canadian rules, to be participants in the solicitation of proxies from Trillium's shareholders and warrant holders with respect to the proposed transaction. Shareholders and warrant holders may obtain information regarding the names, affiliations and interests of such individuals in Trillium’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and its definitive proxy statement for its 2021 annual meeting of shareholders. Certain directors, executive officers and employees of Trillium may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards, and rights to severance or retention payments.  Additional information regarding the interests of such individuals in the proposed transaction will be included in the Proxy Statement when it is filed with the SEC and the CSA. These documents may be obtained free of charge from the SEC’s website at www.sec.gov, from the CSA’s website at www.sedar.com and from Trillium's website at www.trilliumtherapeutics.com.

Contacts

Pfizer Inc.

Media Contact: Investor Contact:	Pamela Eisele +1 (212) 733-1226 Pamela.Eisele@Pfizer.com Christopher Stevo +1 (212) 733-0437 Christopher.Stevo@Pfizer.com

Trillium Therapeutics, Inc.

Media Contact: Investor Contact:	Mike Beyer Sam Brown Inc. +1 (312) 961-2502 mikebeyer@sambrown.com Rosemary Harrison +1 (857) 412-7029 x225 investors@trilliumtherapeutics.com

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